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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):    August 29, 2002
                                                         ---------------------


                                    RPM, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                        1-14187                    34-6550857
------------------               ---------                  ------------
(State or other                 (Commission                (I.R.S. Employer
 jurisdiction of                File Number)              Identification No.)
 incorporation)


          2628 Pearl Road, P.O. Box 777, Medina, Ohio            44258
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            (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:         (330) 273-5090
                                                   -----------------------------



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

      (a)  Not applicable
      (b)  Not applicable
      (c)  Exhibits

           Number          Description
           ------          -----------

           99.1 Statement Under Oath of Principal Executive Officer Regarding Exchange Act Filing.

           99.2 Statement Under Oath of Principal Financial Officer Regarding Exchange Act Filing.

           99.3        News Release, dated August 30, 2002.


Item 9.    Regulation FD Disclosure.
           -------------------------

         Pursuant to the Order of the Securities and Exchange Commission requiring the filing of sworn statements under Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, RPM, Inc. has attached the sworn statements of its Principal Executive Officer and Principal Financial Officer regarding facts and circumstances relating to the filing of RPM, Inc.'s Annual Report on Form 10-K for the fiscal year ended May 31, 2002. In addition, on August 30, 2002, RPM, Inc. issued a news release in connection with the filing of the sworn statements, a copy of which is filed herewith as Exhibit 99.3.






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                                    SIGNATURE
                                    ---------



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    RPM, INC.


Date:  August 30, 2002              By:     /s/ P. Kelly Tompkins
                                       -----------------------------------------
                                          P. Kelly Tompkins
                                          Vice President, General Counsel
                                          and Secretary



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                                  EXHIBIT INDEX
                                  -------------



Exhibit        Description of Exhibit
-------        ----------------------

99.1 Statement Under Oath of Principal Executive Officer Regarding Exchange Act Filing.

99.2 Statement Under Oath of Principal Financial Officer Regarding Exchange Act Filing.

99.3           News Release, dated August 30, 2002.